UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2021, Liquidia Corporation, a Delaware corporation (the “Company”), held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.       The election of three (3) Class III directors to serve until the Company’s 2024 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2.       The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

At the close of business on April 23, 2021, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 51,972,961 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 41,713,888 shares of Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the three Class III directors were elected and the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified.

Proposal No. 1— Election of Class III Directors

The vote with respect to the election of Class III directors was as follows:

Nominees	For	Withheld	Broker Non- Votes
Damian deGoa	29,183,102	128,066	12,402,720
Arthur Kirsch	29,053,941	257,227	12,402,720
Paul B. Manning	27,089,638	2,221,530	12,402,720

Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was as follows:

For	Against	Abstain
41,681,438	28,468	3,982

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Exhibit

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 21, 2021	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer